Prudential Technology Fund (d/b/a Jennison Technology Fund),

a series of Prudential Sector Funds, Inc. (d/b/a Jennison Sector Funds, Inc.)

Prospectus Dated January 31, 2007

Supplement Dated August 29, 2007

The proposed reorganization of Prudential Technology Fund (d/b/a/ Jennison Technology Fund) (Tech Fund), a series of Prudential Sector Funds, Inc. (d/b/a Jennison Sector Funds, Inc.), into Jennison Mid-Cap Growth Fund, Inc. has received the required approval of the shareholders of Tech Fund. The reorganization is expected to occur as of the close of business on the New York Stock Exchange on Friday, September 21, 2007. In anticipation of the upcoming reorganization, generally the last day for purchases and exchanges into Tech Fund will be at the close of business on Thursday September 20, 2007. Purchases and exchanges into Tech Fund after September 20, 2007 will be blocked.

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